Annual Report

December 31, 2017

Series B

Voya Corporate Leaders® Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.

China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND	MANAGERS’ REPORT

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Industrials	31.6%
Energy	23.1%
Materials	14.3%
Financials	12.5%
Consumer Discretionary	6.2%
Utilities	6.1%
Consumer Staples	4.5%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities	1.0%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2017, the Trust provided a total return of 16.61% compared to the S&P 500® Index, which returned 21.83% for the same period.

Portfolio Specifics: For the reporting period, the Trust underperformed the S&P 500® Index due to unfavorable sector allocation. On the sector level, not having an allocation to the information technology sector and unfavorable holdings within the consumer discretionary sector had the largest negative impact on the Trust. While holdings within energy were favorable, the Trust’s overweight allocation to the energy sector detracted from results. By contrast, the Trust’s holdings within the materials and industrials sectors outperformed. On an individual stock level basis, overweight positions in Union Pacific Corporation, Praxair, Inc., and Marathon Petroleum Corporation were the top contributors for the period. The top detractors for the period include overweight positions in Exxon Mobil Corporation, Foot Locker, Inc., and General Electric Company.

As of the end of the reporting period the strategy’s largest sector overweights are in: the industrials, energy, and materials sectors; the Trust does not currently hold positions within the information technology, health care, or real estate sectors. Sector exposures are purely a function of the Trust’s investment rules, however, and are not actively managed.

Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Union Pacific Corp.	23.1%
Berkshire Hathaway, Inc. — Class B	12.5%
Exxon Mobil Corp.	9.8%
Praxair, Inc.	7.7%
DowDuPont, Inc.	6.6%
Marathon Petroleum Corp.	6.3%
Chevron Corp.	6.1%
Honeywell International, Inc.	4.8%
Procter & Gamble Co.	4.5%
Comcast Corp. — Class A	2.8%

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 20 American blue chip corporations favoring the industrials, energy and materials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee
Voya Corporate Leaders® Trust Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund — Series B (the “Fund”), a series of Voya Corporate Leaders® Trust Fund, including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 15, 2018

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

ASSETS:
Investments in securities at fair value (cost $676,121,891)	$952,081,666
Cash	12,516,907
Restricted cash (Note 2)	1,119,776
Receivables:
Participations sold	169,706
Dividends	178,337
Prepaid expenses	17,997
Total assets	966,084,389

LIABILITIES:
Payable for participations redeemed	1,876,466
Distribution payable	1,119,776
Accrued Sponsor’s maintenance fees payable	326,390
Other accrued expenses and liabilities	613,358
Total liabilities	3,935,990
NET ASSETS	$962,148,399

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$686,188,624
Net unrealized appreciation	275,959,775
NET ASSETS:
Balance applicable to participations at December 31, 2017, equivalent to $37.75 per participation on 25,485,701 participations outstanding	$962,148,399

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

INVESTMENT INCOME:
Dividends	$22,354,158
Interest	26,558
Total investment income	22,380,716

EXPENSES:
Sponsor maintenance fee (Note 4)	3,868,758
Transfer agent fees	778,542
Shareholder reporting expense	61,220
Registration and filing fees	52,295
Professional fees	57,452
Custody and accounting fees (Note 4)	56,618
Miscellaneous expense	6,935
Total expenses	4,881,820
Net investment income	17,498,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	63,808,042
Net change in unrealized appreciation or depreciation on investments	64,760,982
Net realized and unrealized gain on investments	128,569,024
Increase in net assets resulting from operations	$146,067,920

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$17,498,896	$20,473,645
Net realized gain on investments	63,808,042	78,326,114
Net change in unrealized appreciation or depreciation on investments	64,760,982	80,860,882
Increase in net assets resulting from operations	146,067,920	179,660,641

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(18,120,915)	(20,763,083)
Net realized gains	—	(5,793,667)
Return of capital	—	(13,303,971)
Total distributions	(18,120,915)	(39,860,721)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	35,398,534	62,527,887
Reinvestment of distributions	15,842,129	35,095,842
	51,240,663	97,623,729
Cost of participations redeemed	(234,836,279)	(331,481,699)
Net decrease in net assets resulting from participation transactions	(183,595,616)	(233,857,970)
Net decrease in net assets	(55,648,611)	(94,058,050)
NET ASSETS:
Beginning of year (period)	1,017,797,010	1,111,855,060
End of year (period)	$962,148,399	$1,017,797,010

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)
12-31-17	32.99	0.62	•	4.82	5.44	0.68	—	—	0.68	37.75	16.61	962,148	0.51	1.81
12-31-16	28.74	0.61	•	4.94	5.55	0.66	0.19	0.45	1.30	32.99	19.39	1,017,797	0.53	1.99
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—	0.48	31.71	29.57	1,489,997	0.50	1.78

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

As of December 31, 2017, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E.  Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2017, distributions from net investment income were $18,120,915, equivalent to $0.68 per participation. For the year ended December 31, 2016, distributions from net investment income were $20,763,083, equivalent to $0.66 per participation.

For the year ended December 31, 2017, there were no distributions from net realized gains. For the year ended December 31, 2016, distributions from net realized gains were $5,793,667, equivalent to $0.19 per participation.

For the year ended December 31, 2017, there were no distributions from tax return of capital. For the year ended December 31, 2016, distributions from tax return of capital were $13,303,971, equivalent to $0.45 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $56,618 for the year ended December 31, 2017.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds of sales of investment securities were $18,170,549 and $185,642,837, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Year Ended December 31, 2017	Year Ended December 31, 2016
Issued on payments from holders	1,038,241	2,035,399
Issued on reinvestment of dividends and distributions/ allocations	446,565	1,079,561
Redeemed	(6,850,689)	(10,955,870)
Net decrease	(5,365,883)	(7,840,910)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2017, the Trust had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expense	Amount
Transfer Agent	$467,886

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 6.2%
198,464		CBS Corp. — Class B	$11,709,376	1.2
677,519		Comcast Corp. — Class A	27,134,636	2.8
304,264		Foot Locker, Inc.	14,263,896	1.5
198,464		Viacom, Inc. — Class B	6,114,676	0.7
			59,222,584	6.2

		Consumer Staples: 4.5%
468,464		Procter & Gamble Co.	43,042,472	4.5

		Energy: 23.1%
469,864		Chevron Corp.	58,822,274	6.1
1,129,164		Exxon Mobil Corp.	94,443,277	9.8
498,564		Marathon Oil Corp.	8,440,689	0.9
925,255		Marathon Petroleum Corp.	61,048,325	6.3
			222,754,565	23.1

		Financials: 12.5%
607,756	(1)	Berkshire Hathaway, Inc. — Class B	120,469,394	12.5

		Industrials: 31.6%
304,264		Fortune Brands Home & Security, Inc.	20,823,828	2.2
840,064		General Electric Co.	14,659,117	1.5
304,264		Honeywell International, Inc.	46,661,927	4.8
1,656,207		Union Pacific Corp.	222,097,359	23.1
			304,242,231	31.6

COMMON STOCK: (continued)
		Materials: 14.3%
890,897		DowDuPont, Inc.	$63,449,684	6.6
477,764		Praxair, Inc.	73,900,536	7.7
			137,350,220	14.3

		Telecommunication Services: 0.7%
162,661		AT&T, Inc.	6,324,260	0.7

		Utilities: 6.1%
304,264		Ameren Corp.	17,948,533	1.9
304,264		Consolidated Edison, Inc.	25,847,227	2.7
579,672		NiSource, Inc.	14,880,180	1.5
			58,675,940	6.1
		Total Common Stock (Cost $676,121,891)	952,081,666	99.0
		Assets in Excess of Other Liabilities	10,066,733	1.0
		Net Assets	$962,148,399	100.0

(1)	Non-income producing security.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$952,081,666	$—	$—	$952,081,666
Total Investments, at fair value	$952,081,666	$—	$—	$952,081,666

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $676,121,891.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$298,532,750
Gross Unrealized Depreciation	(22,572,975)
Net Unrealized Appreciation	$275,959,775

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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